SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2019
SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM

11.     SHARE REPURCHASE PROGRAM

In June 2018, the Board authorized a share repurchase program under which the Company may repurchase up to US$20 million worth of its ADSs. The share repurchases may be made in accordance with applicable laws and regulations through open market transactions, privately negotiated transactions or other legally permissible means as determined by the management.

During the years ended December 31, 2018 and 2019, the Company had repurchased 2,000 ADSs for RMB254  and 366,686 ADSs for RMB36,843  (US$5,292) on the open market, at a weighted average price of US$18.46 per ADS and US$14.87 per ADS, respectively. The Company accounts for the repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders' equity.